UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

VENUS CONCEPT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900

Toronto, Ontario M2J 4Y8

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (877) 848-8430

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Other Events.

On June 16, 2020, Venus Concept Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 20, 2020, the record date for the Annual Meeting, 32,194,285 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2020. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal No. 1:

The Company’s stockholders voted for the election of the three directors listed below to hold office until the 2023 annual meeting of stockholders or until their successors are elected and qualified.

Director	For	Withheld	Broker Non-Votes
Scott Barry	24,575,809	8,806	3,124,288
Fritz LaPorte	24,575,160	9,455	3,124,288
Garheng Kong, M.D.	24,574,719	9,896	3,124,288

Proposal No. 2:

The Company’s stockholders approved the issuance of shares of 6,600,000 shares of common stock of the Company upon the conversion of the 660,000 shares of Series A Convertible Preferred Stock issued by the Company on March 19, 2020.

For	Against	Abstain	Broker Non-Votes
24,543,752	38,299	2,564	3,124,288

Proposal No. 3:

The Company’s stockholders ratified the selection by the audit committee of the Company’s board of directors, of MNP LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
27,697,424	4,106	7,373	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer

Date: June 18, 2020